Exhibit 31.4
CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Marshall S. McCrea, III, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Energy Transfer LP and;
2.Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 10-K does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 to the Annual Report on Form 10-K.
Date: March 13, 2025

/s/ Marshall S. McCrea, III
Marshall S. McCrea, III
Co-Chief Executive Officer